UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 5, 2026
Date of Report (date of earliest event reported)
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Prime Medicine, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-41536	84-3097762
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
60 First Street Cambridge, MA		02141
(Address of principal executive offices)		(Zip code)
(617) 465-0013
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $.00001 per share	PRME	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934 (§250.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 5, 2026, Prime Medicine, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”) in a virtual meeting format via live webcast. Proxies were solicited pursuant to the Company’s definitive proxy statement (the “Proxy Statement”) filed on April 23, 2026 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended. As of the close of business on April 9, 2026, the record date for the Annual Meeting, the number of shares of the Company’s common stock, $0.00001 par value per share (“Common Stock”), outstanding and entitled to vote at the Annual Meeting was 180,615,889. The number of shares of Common Stock present in person or by remote communication, if applicable, or represented by valid proxy at the Annual Meeting was 140,384,724, thus establishing a quorum for the transaction of business at the Annual Meeting. Shares present virtually during the Annual Meeting were considered shares of Common Stock represented in person at the Annual Meeting. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the Annual Meeting.
At the Annual Meeting, the Company’s stockholders voted on the following matters, all of which were described in the Proxy Statement: (i) to elect Michael Kelly and David Schenkein, M.D. as Class I Directors, each to serve until the Company’s 2029 annual meeting of stockholders, and until his respective successor shall have been duly elected and qualified, or until his earlier death, resignation or removal (“Proposal 1”) and (ii) to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal 2”). The final voting results are set forth below.
Proposal 1 – Each of the following nominees was elected as a Class I Director to serve until the Company’s 2029 annual meeting of stockholders, and until his respective successor shall have been duly elected and qualified, or until his earlier death, resignation or removal, based on the following votes:

Class I Director Nominee	For	Withheld	Broker Non-Votes
Michael Kelly	107,059,058	3,047,945	30,277,721
David Schenkein, M.D.	87,522,409	22,584,594	30,277,721
Proposal 2 – The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified, based on the following votes:

For	Against	Abstentions
139,989,201	101,259	294,264

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2026

Prime Medicine, Inc.

By:	/s/ Allan Reine
Name:	Allan Reine, M.D.
Title:	Chief Executive Officer